UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 29, 2006

Abgenix, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-24207	94-3248826
(Commission File Number)	(IRS Employer Identification No.)

6701 Kaiser Drive, Fremont California	94555
(Address of Principal Executive Offices)	(Zip Code)

510-284-6500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

At a special meeting of stockholders held on March 29, 2006, the stockholders of Abgenix, Inc. (“Abgenix”) approved the Agreement and Plan of Merger (“Merger Agreement”), dated as of December 14, 2005, among Abgenix, Amgen Inc. (“Amgen”) and Athletics Merger Sub, Inc. (“Merger Sub”) whereby Merger Sub, a wholly-owned subsidiary of Amgen, will merge with and into Abgenix, with Abgenix continuing as the surviving corporation and becoming a wholly-owned subsidiary of Amgen. A copy of the press release announcing the results of the special meeting of stockholders, dated March 29, 2006, is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1 Abgenix, Inc.’s press release, dated March 29, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABGENIX, INC.

	By:	/s/ Donald R. Joseph
Donald R. Joseph
Senior Vice President, General Counsel and Secretary

Date: March 30, 2006